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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the use of our reports dated January 27, 1999 appearing on page 21 of CBS Corporation's Form 10-K/A and page 55 of CBS Corporation's Form 10-K for the year ended December 31, 1998, incorporated by reference in this Proxy Statement/Prospectus of the Company and the reference to our firm under the heading 'Experts' in this Proxy Statement/Prospectus.

/s/ KPMG LLP
----------------------------

New York, New York
August 4, 1999